Item 1: Report to Shareholders

Real Estate Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Real estate securities proved rewarding once again, as real estate investment trusts (REITs) provided total returns above 12% in 2005, as measured by the MSCI REIT Index. In last year’s annual letter we acknowledged that the 30% or better returns of the prior two years were unsustainable, yet there were reasons for continued optimism in the sector, mostly underpinned by improving fundamentals. Defying their critics, REITs outperformed the broader S&P 500 Index for a sixth consecutive year, as both public and private investors remained attracted to the sector.

Your fund delivered strong absolute and relative returns over the 6- and 12-month periods ended December 31, 2005. Performance compared favorably with both the Lipper Real Estate Funds Index and the Dow Jones Wilshire Real Estate Securities Index over both periods, as can be seen in the accompanying table. (Results for the Advisor Class shares were slightly lower, reflecting their higher expense ratio.)

DIVIDEND DISTRIBUTION

On December 12, 2005, your fund’s Board of Directors declared a fourth-quarter income dividend of $0.21 per share for both the fund and the Advisor Class, bringing the total amount of income distributions to $0.70 for all of 2005 for the fund and $0.69 for the Advisor Class. The fourth-quarter distribution was paid on December 14, 2005, to shareholders of record on December 12. Remember to use Form 1099-DIV, not your year-end statement, for tax-filing purposes. As reported on the 1099-DIV, a portion of the fund’s income distribution was reclassified as long-term capital gains.

MARKET ENVIRONMENT AND STRATEGY

Longtime shareholders have grown accustomed to our belief that job growth is the fundamental driver of demand at our commercial real estate properties. Fortunately, job creation did indeed continue in 2005, which aided in the fundamental recovery of several property types. Despite catastrophic hurricanes and a rising interest rate environment that threatened to slow economic expansion, we were generally satisfied with the level of growth and job creation during the past year. Increasing demand for commercial space, in conjunction with a tame supply outlook, has led to rising occupancies and paved the way for increases in rental rates in many markets.

While we are speaking in terms of “occupancies” and “rental rates,” we want to remind investors that the primary focus of the fund remains on commercial real estate, as opposed to for-sale housing often associated with the generic term “real estate.” We are primarily focused on commercial rental properties and rental streams in various formats that we believe will generate recurring income for shareholders. In the long run, income has historically provided the majority of total returns to investors in REITs. This is important because cash distributions have been paid year in and year out, through up and down markets, thus effectively rewarding patient investors over the long term.

The consumer and the economy are intertwined, and we are concerned that any serious housing correction could affect the health of the consumer and generate ripple effects throughout the economy, including the commercial real estate market. We hope the Fed will be able to halt its increasingly restrictive rate policies, and that economic expansion will continue to unfold. We are comforted, however, by the notion that the contractual nature of our rental properties could serve as a buffer during brief periods of economic softness.

That said, we are not predicting a slowdown in the U.S. economy. Indeed, we anticipate modest economic expansion with a continued recovery in underlying fundamentals for commercial real estate. In 2005, we observed meaningful gains in both occupancy levels and rates for apartment and office properties—segments of the market that had lagged. Despite the emerging recovery in these segments, current rental rates in many cases remain well below the levels achieved a few years ago. Thus, while market rates are rising, certain expiring leases that were signed during the prior peak are still rolling downward through the system, muting the trajectory of the observed recovery.

Finally, we want to highlight another important factor. Construction cost inflation (steel, concrete, labor, land, etc.) has made it that much harder for developers to justify new construction in light of current rent levels. Therefore, not only should supply be constrained for some time, but market rental rates at existing properties should be able to climb further.

This scenario favors existing asset owners, and in many cases we can buy their stocks at healthy discounts to the replacement value of their assets. We think this bodes well for an extended real estate recovery cycle.

PORTFOLIO REVIEW

Merger and acquisition (M&A) activity affected our portfolio in 2005. We eliminated both Catellus Development and Centerpoint Properties, two industrial companies that were being acquired by different entities. To some extent, we can continue to reap rewards from Catellus’ assets as they are now controlled by ProLogis, another of our portfolio holdings. Centerpoint, however, was sold to a private buyer and will exit the public marketplace. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

M&A activity has reduced some investment options for us in the industrial category, which is unfortunate since we remain fans of the asset class within our diversified real estate portfolio. We believe the industrial category is underrepresented in the public market, in no small part because of the M&A activity that has occurred over the years. We hope for more investment options within this segment of real estate, and it is possible that more will be available in the future.

We eliminated Arden Realty after it, too, announced it would be acquired in an all-cash transaction. Arden has provided us beneficial exposure to the attractive Southern California office market. A number of Arden properties are being acquired by Trizec Properties, which we added to your portfolio. Trizec Properties has been hard at work to upgrade its portfolio under the leadership of its new CEO. Washington, D.C., is also experiencing healthy fundamentals, and Trizec has been adding to its presence in the capital region. We added shares of Washington REIT SBI, a diversified real estate company that concentrates on the D.C. metropolitan area. Washington REIT recently hired a new chief investment officer with the goal of unlocking embedded value in its portfolio. We added to our shares of Macerich Company, which owns a fine collection of regional malls. We still see potential in the firm’s portfolio and were impressed by a recent tour of the redeveloped portion of its Tysons Corner asset in Virginia.

As we seek the best opportunities for our shareholders, we are sometimes required to make difficult choices among quality investments. When we were attracted to emerging opportunities in the lodging category, we reluctantly funded these positions with the proceeds from other portfolio names. We added Fairmont Hotels and Hilton during the past few months, which led us to harvest profits in Marriott and Strategic Hotel Capital. Meanwhile, we are very excited about the prospects for Hilton recombining with its international arm after decades of separation. This reunion offers the potential to bring together an integrated global platform with many growth opportunities for Hilton brands worldwide.

OUTLOOK

Last year we highlighted the brightening fundamental prospects and projected earnings growth for our companies. Our outlook remains optimistic as we expect continued job growth with a beneficial impact on commercial real estate. We foresee greater demand for commercial real estate space and expect to see further gains in occupancy and market rental rates.

We are mindful of risks as well, including high energy costs and continued tensions in the Middle East, which threaten pricing stability. Perhaps the greatest risk we face is the threat of compression in earnings multiples for the sector, since a significant compression could outweigh the benefits of the earnings growth we are projecting. That said, we want to emphasize that we do not anticipate this type of compression in real estate price/earnings multiples, and we consider public market valuations to be in line with the valuations found in the private marketplace. In other words, we see no obvious disconnect between the valuations of the stocks in our portfolio and the valuations found in private real estate transactions. Continued demand through job growth, combined with reasonable supply dampened by construction cost inflation, leaves us optimistic about the supply/demand fundamentals that drive long-term performance in our sector.

As always, we thank you for your continued support and confidence.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

January 20, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

GLOSSARY

Beta: A measure of the market risk of a portfolio showing how responsive the fund is to a given market index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Capitalization rate: A ratio, shown as a percentage rate, that estimates the present value of an income-producing asset. Riskier investments have higher capitalization rates and lower present values.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Dow Jones Wilshire Real Estate Securities Index: A market capitalization-weighted index composed of publicly traded real estate investment trusts and real estate operating companies.

MSCI REIT Index: A total-return index composed of the most actively traded real estate investment trusts, designed to be a measure of real estate equity performance.

Price/earnings ratio (or multiple): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns were earned at a constant rate.

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of a 1% redemption fee on shares held three months or less (if purchased directly from T. Rowe Price) or 90 days or less (if purchased through a retirement plan); if it did, the performance would be lower. If you purchased shares of the fund through an intermediary, please contact your intermediary to determine whether the holding period is 90 days or three months.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 96.2%		
REAL ESTATE 96.2%		
Apartment Residential 17.0%		
Archstone-Smith Trust, REIT	916,000	38,371
Avalonbay Communities, REIT	244,000	21,777
Camden Property Trust, REIT	487,000	28,207
Equity Residential, REIT	951,000	37,203
Essex Property Trust, REIT	155,000	14,291
Post Properties, REIT	272,000	10,867
United Dominion Realty Trust, REIT	548,000	12,845
		163,561
Diversified 5.9%		
Cousins Properties, REIT	415,000	11,744
Vornado Realty Trust, REIT	382,000	31,886
Washington SBI, REIT	446,000	13,536
		57,166
Industrial 9.7%		
AMB Property, REIT	619,000	30,436
EastGroup Properties, REIT	451,000	20,367
ProLogis, REIT	902,000	42,142
		92,945
Lodging & Leisure 8.9%		
Fairmont Hotels	260,000	11,027
Hilton	480,000	11,573
Host Marriott, REIT	1,229,000	23,289
LaSalle Hotel Properties, REIT	425,000	15,606
Starwood Hotels & Resorts Worldwide, Equity Units	378,000	24,139
		85,634
Office 18.0%		
Boston Properties, REIT	483,000	35,805
CarrAmerica Realty, REIT	726,000	25,141
Equity Office Properties, REIT	676,000	20,503
Mack-Cali Realty, REIT	464,000	20,045
Reckson Associates Realty, REIT	780,000	28,064

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Affiliated companies (cost $45,333)	$	45,333
Non-affiliated companies (cost $692,224)		924,707
Total investments in securities		970,040
Dividends receivable		4,303
Receivable for shares sold		3,568
Other assets		62
Total assets		977,973
Liabilities		
Payable for investment securities purchased		13,439
Payable for shares redeemed		2,695
Investment management fees payable		497
Due to affiliates		121
Other liabilities		150
Total liabilities		16,902
NET ASSETS	$	961,071
Net Assets Consist of:		
Undistributed net investment income	$	1,566
Undistributed net realized gain		9,347
Net unrealized gain		232,483
Paid-in capital applicable to 49,303,964 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		717,675
NET ASSETS	$	961,071
NET ASSET VALUE PER SHARE		
Investor Class		
($943,318,006 / 48,392,503 shares outstanding)	$	19.49
Advisor Class		
($17,753,375 / 911,461 shares outstanding)	$	19.48

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1997, and Real Estate Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the year ended December 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of Investor Class and Advisor Class fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $352,171,000 and $140,739,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005 were characterized as follows for tax purposes:

At December 31, 2005, the tax-basis components of distributable earnings were as follows:

For federal income tax purposes, certain REIT dividends declared in December and paid in January are treated as if received in the succeeding tax year. Consequently, $1,565,000 of dividend income reflected in the accompanying financial statements will not be recognized for tax purposes until 2006.

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of dividends received from REIT investments. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $737,557,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2005, the effective annual group fee rate was 0.31%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below. Pursuant to this agreement, at December 31, 2005, there were no amounts subject to repayment. For the period ended December 31, 2005, each class operated below its expense limitation

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $73,000 for Price Associates, $752,000 for T. Rowe Price Services, Inc., and $209,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $597,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2005, and December 31, 2004, was $45,333,000 and $13,209,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Real Estate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Estate Fund, Inc. (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $7,164,000 from short-term capital gains,

• $22,783,000 from long-term capital gains, of which $19,289,000 was subject to the 15% rate gains category, and $3,494,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $1,026,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,014,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Jeremiah E. Casey **	Director, National Life Insurance (2001 to 8/05); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005
[59]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
2001	Rouse Company, real estate developers (1997 to 2004); Director,
[113]	Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1997	The Haven Group, a custom manufacturer of modular homes (1/04
[113]	to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/00 to
1997	present) and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company
[113]	and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001
[113]

Theo C. Rodgers ***	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
2001	Residential Properties Trust
[113]

*	Each independent director serves until retirement, resignation, or election of a successor.
**	Elected effective October 19, 2005.
***	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James A.C. Kennedy, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
(1953)	Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price
1997	Global Investment Services Limited, and T. Rowe Price International, Inc.
[45]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1997	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Real Estate Fund	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Real Estate Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund	Group, Inc.

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe
Vice President, Real Estate Fund	Price Group, Inc.; formerly intern, T. Rowe Price
(to 2001)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Real Estate Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Real Estate Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Real Estate Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund	Group, Inc.

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
President, Real Estate Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Real Estate Fund	T. Rowe Price Investment Services, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, Real Estate Fund

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund	Group, Inc.

Theodore E. Robson, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Real Estate Fund	Group, Inc., and T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Real Estate Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$8,931	$6,382
Audit-Related Fees	497	890
Tax Fees	2,196	1,731
All Other Fees	394	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Estate Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006